UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5360
Oppenheimer Main Street Funds, Inc.
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: August 31
Date of reporting period: 08/31/2010

Item 1. Reports to Stockholders.

August 31, 2010

Oppenheimer

Main Street Fund®

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

August 31, 2010 Management Oppenheimer Commentary Main Street Fund® and Annual Report M A N A G E M E N T C O M M E N TA R Y An Interview with Your Fund’s Portfolio Managers A N N U A L R E P O RT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements 1234

TOP HOLDINGS AND ALLOCATIONS
Top Ten Common Stock Industries

Oil, Gas & Consumable Fuels	10.4%
Commercial Banks	6.5
Pharmaceuticals	6.0
Internet Software & Services	5.6
Tobacco	5.1
Computers & Peripherals	5.1
Hotels, Restaurants & Leisure	4.8
Diversified Financial Services	4.3
Food Products	4.3
Software	3.7
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2010, and are based on net assets.
Top Ten Common Stock Holdings

Philip Morris International, Inc.	5.1%
Apple, Inc.	4.6
Chevron Corp.	3.7
CIT Group, Inc.	3.5
Occidental Petroleum Corp.	3.4
eBay, Inc.	3.3
McDonald’s Corp.	3.2
Ford Motor Co.	3.1
AES Corp. (The)	2.9
QUALCOMM, Inc.	2.8
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2010, and are based on net assets. For more current Top 10 Fund holdings, please visit www.oppenheimerfunds.com.
6 | OPPENHEIMER MAIN STREET FUND

Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2010, and are based on the total market value of common stocks.
7 | OPPENHEIMER MAIN STREET FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended August 31, 2010, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. Oppenheimer Main Street Fund’s Class A shares (without sales charge) returned 4.75% during the reporting period, performing roughly in line with the S&P 500 Index (the “Index”), which returned 4.93%. The Fund outperformed the average return of 2.70% for the funds reported in its Lipper category, as measured by the Lipper Large Cap Core Funds Index. The Fund achieved these results despite its focus on large, higher-quality companies, which remained out-of-favor among investors over much of the reporting period.
     Our security selection strategy worked well as we sought to identify individual companies that exemplify one of three key investment categories: superior execution, competitive advantage and opportunistic investments. Electronics innovator Apple, Inc. continued to gain value on the strength of popular new products, and is an excellent example of a company that flourished due to what we define as superior execution. Another top performer was natural gas pipeline operator Enterprise Products Partners LP, which enjoys what we view as a competitive advantage in the energy sector. Among consumer discretionary companies, Hyatt Hotels Corp. epitomizes the third category of attributes we seek, that of opportunistic investments. When the hotel chain’s new chief executive officer bought a substantial number of company shares on the open market, we evaluated the company and found catalysts with the potential to unlock shareholder value. The Fund also achieved strong results during the reporting period through superior execution by food producer General Mills, Inc. and a competitive advantage wielded by industrial conglomerate Tyco International Ltd. in its home and commercial security unit. Finally, the Fund benefited from an underweight position in integrated energy producer Exxon Mobil Corp., which lagged due to concerns regarding future growth prospects. We exited our position in Exxon Mobil Corp. during the reporting period.
     On a sector basis, our bottom-up investment process led to modestly overweight positions in the industrials and consumer discretionary sectors, which contributed positively to the Fund’s relative performance. Conversely, the Fund benefited from mildly underweight exposure to the information technology and financials sectors.
     The Fund received disappointing results from electricity producer The AES Corp., which detracted from results during the reporting period as it sold stock to CIC (China Investors Corporation) at a discount to its fair market value. Custodial bank State Street Corp. reported weaker-than-expected results in its securities lending and foreign exchange businesses. Publisher McGraw-Hill Cos., Inc. stumbled amid negative headlines about its Standard & Poor’s financial unit, despite an increase in market share for the credit-rating agency.
8 | OPPENHEIMER MAIN STREET FUND

     As of the end of the reporting period, we believe that our bottom-up process has positioned the Fund appropriately for a slow-growth economic environment. We have identified a number of opportunities among attractively valued financial companies that could advance as earnings improve and investor confidence is restored. We have found fewer opportunities in the information technology sector, where a number of Fund holdings appreciated to fuller valuations, prompting us to trim our positions.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2010. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is an unmanaged index of U.S. equity securities. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
9 | OPPENHEIMER MAIN STREET FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
10 | OPPENHEIMER MAIN STREET FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.
11 | OPPENHEIMER MAIN STREET FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER MAIN STREET FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.
13 | OPPENHEIMER MAIN STREET FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.
14 | OPPENHEIMER MAIN STREET FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 2/3/88. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 10/3/94. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 11/1/96. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
15 | OPPENHEIMER MAIN STREET FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
16 | OPPENHEIMER MAIN STREET FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	March 1, 2010	August 31, 2010	August 31, 2010

Actual
Class A	$1,000.00	$978.00	$5.15
Class B	1,000.00	974.10	9.55
Class C	1,000.00	974.30	8.80
Class N	1,000.00	977.00	6.30
Class Y	1,000.00	980.60	2.50

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.01	5.26
Class B	1,000.00	1,015.58	9.75
Class C	1,000.00	1,016.33	8.98
Class N	1,000.00	1,018.85	6.43
Class Y	1,000.00	1,022.68	2.55
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended August 31, 2010 are as follows:

Class	Expense Ratios

Class A	1.03%
Class B	1.91
Class C	1.76
Class N	1.26
Class Y	0.50
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
17 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS August 31, 2010

	Shares	Value

Common Stocks—98.6%
Consumer Discretionary—13.7%
Automobiles—3.1%
Ford Motor Co.[1]	14,007,730	$158,147,272
Hotels, Restaurants & Leisure—4.8%
Hyatt Hotels Corp., Cl. A1	2,063,518	77,712,088
McDonald’s Corp.	2,221,201	162,280,945

		239,993,033

Media—3.5%
McGraw-Hill Cos., Inc. (The)	3,474,774	96,077,501
Time Warner Cable, Inc.	930,040	47,999,364
Washington Post Co. (The), Cl. B	92,994	33,499,229

		177,576,094

Multiline Retail—0.5%
Target Corp.	504,490	25,809,708
Specialty Retail—1.8%
AutoZone, Inc.[1]	306,900	64,381,482
Best Buy Co., Inc.	780,954	24,514,146

		88,895,628

Consumer Staples—9.5%
Food Products—4.3%
General Mills, Inc.	3,021,450	109,255,632
Mead Johnson Nutrition Co., Cl. A	1,531,001	79,902,942
Sara Lee Corp.	1,781,670	25,727,315

		214,885,889

Household Products—0.1%
Colgate-Palmolive Co.	61,551	4,544,926
Tobacco—5.1%
Philip Morris International, Inc.	5,030,836	258,786,204
Energy—10.4%
Oil, Gas & Consumable Fuels—10.4%
Chevron Corp.	2,496,239	185,121,084
Enterprise Products Partners LP	1,799,982	66,545,335
Noble Energy, Inc.	800,080	55,829,582
Occidental Petroleum Corp.	2,331,646	170,396,690
Plains All American Pipeline LP	781,836	46,941,433

		524,834,124

Financials—16.8%
Capital Markets—3.0%
Goldman Sachs Group, Inc. (The)	446,840	61,190,270
State Street Corp.	2,579,930	90,503,944

		151,694,214

Commercial Banks—6.5%
CIT Group, Inc.[1]	4,797,156	175,959,682
Marshall & Ilsley Corp.	1,997,860	13,085,983
Wells Fargo & Co.	5,885,320	138,599,286

		327,644,951

Diversified Financial Services—4.3%
Bank of America Corp.	8,315,660	103,529,967
Citigroup, Inc.[1]	30,632,287	113,952,108

		217,482,075

Insurance—3.0%
AFLAC, Inc.	1,575,130	74,424,893
Lincoln National Corp.	703,670	16,437,731
Progressive Corp.	2,896,570	57,352,086

		148,214,710

Health Care—12.2%
Biotechnology—2.2%
Celgene Corp.[1]	1,385,110	71,360,867
Human Genome Sciences, Inc.[1]	1,367,450	39,779,121

		111,139,988
18 | OPPENHEIMER MAIN STREET FUND

	Shares	Value

Health Care Equipment & Supplies—1.2%
Medtronic, Inc.	1,911,330	$60,168,668
Health Care Providers & Services—2.8%
Express Scripts, Inc.[1]	1,171,510	49,906,326
WellPoint, Inc.[1]	1,796,930	89,271,482

		139,177,808

Pharmaceuticals—6.0%
Abbott Laboratories	2,167,620	106,950,371
Merck & Co., Inc.	3,514,238	123,560,608
Perrigo Co.	253,490	14,446,395
Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,177,580	59,561,996

		304,519,370

Industrials—11.9%
Aerospace & Defense—3.0%
Boeing Co. (The)	1,013,060	61,928,358
Precision Castparts Corp.	797,120	90,218,042

		152,146,400

Air Freight & Logistics—1.4%
United Parcel Service, Inc., Cl. B	1,095,106	69,867,763
Commercial Services & Supplies—2.1%
Republic Services, Inc.	3,557,870	104,708,114
Construction & Engineering—0.9%
KBR, Inc.	1,932,358	44,830,706
Industrial Conglomerates—3.6%
General Electric Co.	3,519,950	50,968,876
Tyco International Ltd.	3,495,388	130,308,065

		181,276,941

Professional Services—0.9%
Verisk Analytics, Inc., Cl. A1	1,665,288	46,328,312
Information Technology—17.6%
Communications Equipment—2.7%
QUALCOMM, Inc.	3,635,488	139,275,545
Computers & Peripherals—5.1%
Apple, Inc.[1]	950,265	231,265,993
Western Digital Corp.[1]	998,100	24,104,115

		255,370,108

Internet Software & Services—5.6%
eBay, Inc.[1]	7,115,790	165,370,960
Google, Inc., Cl. A1	256,106	115,252,822

		280,623,782

Semiconductors & Semiconductor Equipment—0.5%
Marvell Technology Group Ltd.[1]	1,509,850	24,067,009
Software—3.7%
Check Point Software Technologies Ltd.[1]	2,310,237	80,604,169
Microsoft Corp.	4,643,180	109,021,866

		189,626,035

Materials—1.7%
Chemicals—1.7%
Praxair, Inc.	976,017	83,966,743
Telecommunication Services—1.9%
Wireless Telecommunication Services—1.9%
America Movil SAB de CV, ADR, Series L	2,086,880	97,311,214
Utilities—2.9%
Energy Traders—2.9%
AES Corp. (The)[1]	14,472,702	148,200,468

Total Common Stocks (Cost $4,507,663,877)		4,971,113,802

Investment Company—1.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.26%[2,3] (Cost $72,677,364)	72,677,364	72,677,364

Total Investments, at Value (Cost $4,580,341,241)	100.0%	5,043,791,166
Liabilities in Excess of Other Assets	(0.0)	(571,426)

Net Assets	100.0%	$5,043,219,740

19 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Rate shown is the 7-day yield as of August 31, 2010.

3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

				Shares
	Shares	Gross	Gross	August 31,
	August 31, 2009	Additions	Reductions	2010

OFI Liquid Assets Fund, LLC	—	6,623	6,623	—
Oppenheimer Institutional Money Market Fund, Cl. E	24,831,128	1,304,157,282	1,256,311,046	72,677,364

	Value	Income

OFI Liquid Assets Fund, LLC	$—	$1,274	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	72,677,364	122,078

	$72,677,364	$123,352

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 31, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$690,421,735	$—	$—	$690,421,735
Consumer Staples	478,217,019	—	—	478,217,019
Energy	524,834,124	—	—	524,834,124
Financials	845,035,950	—	—	845,035,950
Health Care	615,005,834	—	—	615,005,834
Industrials	599,158,236	—	—	599,158,236
Information Technology	888,962,479	—	—	888,962,479
Materials	83,966,743	—	—	83,966,743
Telecommunication Services	97,311,214	—	—	97,311,214
20 | OPPENHEIMER MAIN STREET FUND

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value: Continued
Utilities	$148,200,468	$—	$—	$148,200,468
Investment Company	72,677,364	—	—	72,677,364

Total Assets	$5,043,791,166	$—	$—	$5,043,791,166

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
21 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $4,507,663,877)	$4,971,113,802
Affiliated companies (cost $72,677,364)	72,677,364

5,043,791,166
Cash	5,118,944
Receivables and other assets:
Investments sold	64,374,885
Dividends	7,476,232
Shares of capital stock sold	639,043
Other	226,643

Total assets	5,121,626,913

Liabilities
Payables and other liabilities:
Investments purchased	65,489,324
Shares of capital stock redeemed	8,629,096
Distribution and service plan fees	2,131,159
Transfer and shareholder servicing agent fees	1,277,141
Shareholder communications	619,954
Directors’ compensation	148,990
Other	111,509

Total liabilities	78,407,173

Net Assets	$5,043,219,740

Composition of Net Assets
Par value of shares of capital stock	$1,867,589
Additional paid-in capital	6,094,691,277
Accumulated net investment income	26,817,384
Accumulated net realized loss on investments	(1,543,606,435)
Net unrealized appreciation on investments	463,449,925

Net Assets	$5,043,219,740

22 | OPPENHEIMER MAIN STREET FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,959,992,081 and 145,735,874 shares of capital stock outstanding)	$27.17
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$28.83
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $355,716,649 and 13,491,731 shares of capital stock outstanding)	$26.37
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $522,448,948 and 19,938,643 shares of capital stock outstanding)	$26.20
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $106,628,475 and 3,983,148 shares of capital stock outstanding)	$26.77
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $98,433,587 and 3,609,476 shares of capital stock outstanding)	$27.27
See accompanying Notes to Financial Statements.
23 | OPPENHEIMER MAIN STREET FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2010

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $265,928)	$103,748,528
Affiliated companies	122,078
Income from investment of securities lending cash collateral, net—affiliated companies	1,274
Interest	1,132
Other income	272,876

Total investment income	104,145,888

Expenses
Management fees	26,973,695
Distribution and service plan fees:
Class A	10,510,043
Class B	3,885,161
Class C	5,628,031
Class N	589,613
Transfer and shareholder servicing agent fees:
Class A	12,033,731
Class B	2,041,938
Class C	1,517,554
Class N	362,046
Class Y	56,252
Shareholder communications:
Class A	1,148,515
Class B	232,271
Class C	140,710
Class N	12,736
Class Y	3,748
Directors’ compensation	200,198
Custodian fees and expenses	40,598
Other	460,864

Total expenses	65,837,704
Less waivers and reimbursements of expenses	(722,901)

Net expenses	65,114,803

Net Investment Income	39,031,085

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	571,105,065
Net change in unrealized appreciation/depreciation on investments	(318,253,091)

Net Increase in Net Assets Resulting from Operations	$291,883,059

See accompanying Notes to Financial Statements.
24 | OPPENHEIMER MAIN STREET FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,	2010	2009

Operations
Net investment income	$39,031,085	$63,481,905
Net realized gain (loss)	571,105,065	(1,676,464,673)
Net change in unrealized appreciation/depreciation	(318,253,091)	22,828,676

Net increase (decrease) in net assets resulting from operations	291,883,059	(1,590,154,092)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(39,350,008)	(65,323,861)
Class B	(583,127)	(1,984,378)
Class C	(1,590,961)	(3,232,065)
Class N	(855,565)	(1,411,443)
Class Y	(7,264,559)	(9,146,939)

	(49,644,220)	(81,098,686)

Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions:
Class A	(453,712,544)	(529,383,434)
Class B	(93,387,538)	(151,558,924)
Class C	(64,060,086)	(89,262,261)
Class N	(15,986,029)	(24,077,697)
Class Y	(394,420,348)	(137,902,302)

	(1,021,566,545)	(932,184,618)

Net Assets
Total decrease	(779,327,706)	(2,603,437,396)
Beginning of period	5,822,547,446	8,425,984,842

End of period (including accumulated net investment income of $26,817,384 and $37,403,631, respectively)	$5,043,219,740	$5,822,547,446

See accompanying Notes to Financial Statements.
25 | OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended August 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$26.17	$32.25	$43.21	$39.12	$36.18

Income (loss) from investment operations:
Net investment income[1]	.21	.29	.36	.42	.35
Net realized and unrealized gain (loss)	1.04	(6.00)	(5.62)	5.64	2.96

Total from investment operations	1.25	(5.71)	(5.26)	6.06	3.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.25)	(.37)	(.47)	(.38)	(.37)

Distributions from net realized gain	—	—	(5.23)	(1.59)	—

Total dividends and/or distributions to shareholders	(.25)	(.37)	(5.70)	(1.97)	(.37)

Net asset value, end of period	$27.17	$26.17	$32.25	$43.21	$39.12

Total Return, at Net Asset Value[2]	4.75%	(17.29)%	(13.77)%	15.90%	9.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,959,992	$4,237,059	$5,959,723	$8,015,873	$7,680,186

Average net assets (in thousands)	$4,309,071	$3,967,782	$7,013,377	$8,183,830	$7,845,096

Ratios to average net assets:[3]
Net investment income	0.76%	1.26%	1.00%	1.00%	0.93%
Total expenses	1.03%[4]	1.06%[4]	0.92%[4]	0.89%[4]	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.05%	0.92%	0.89%	0.92%

Portfolio turnover rate	53%	120%	120%	104%	84%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2010	1.03%
Year Ended August 31, 2009	1.06%
Year Ended August 31, 2008	0.92%
Year Ended August 31, 2007	0.89%
See accompanying Notes to Financial Statements.
26 | OPPENHEIMER MAIN STREET FUND

Class B Year Ended August 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$25.42	$31.13	$41.83	$37.87	$34.99

Income (loss) from investment operations:
Net investment income (loss)[1]	(.02)	.11	.09	.10	.05
Net realized and unrealized gain (loss)	1.01	(5.73)	(5.45)	5.48	2.86

Total from investment operations	.99	(5.62)	(5.36)	5.58	2.91

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	(.09)	(.11)	(.03)	(.03)
Distributions from net realized gain	—	—	(5.23)	(1.59)	—

Total dividends and/or distributions to shareholders	(.04)	(.09)	(5.34)	(1.62)	(.03)

Net asset value, end of period	$26.37	$25.42	$31.13	$41.83	$37.87

Total Return, at Net Asset Value[2]	3.88%	(17.94)%	(14.41)%	15.06%	8.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$355,717	$429,906	$735,669	$1,206,240	$1,453,679

Average net assets (in thousands)	$390,057	$441,757	$949,862	$1,354,135	$1,685,648

Ratios to average net assets:[3]
Net investment income (loss)	(0.08)%	0.50%	0.24%	0.24%	0.13%
Total expenses	2.05%[4]	1.99%[4]	1.67%[4]	1.65%[4]	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.88%	1.83%	1.67%	1.65%	1.71%

Portfolio turnover rate	53%	120%	120%	104%	84%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2010	2.05%
Year Ended August 31, 2009	1.99%
Year Ended August 31, 2008	1.67%
Year Ended August 31, 2007	1.65%
See accompanying Notes to Financial Statements.

27 | OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended August 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$25.27	$30.99	$41.71	$37.81	$34.98

Income (loss) from investment operations:
Net investment income[1]	.01	.12	.09	.11	.07
Net realized and unrealized gain (loss)	.99	(5.71)	(5.43)	5.46	2.85

Total from investment operations	1.00	(5.59)	(5.34)	5.57	2.92

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)	(.13)	(.15)	(.08)	(.09)
Distributions from net realized gain	—	—	(5.23)	(1.59)	—

Total dividends and/or distributions to shareholders	(.07)	(.13)	(5.38)	(1.67)	(.09)

Net asset value, end of period	$26.20	$25.27	$30.99	$41.71	$37.81

Total Return, at Net Asset Value[2]	3.96%	(17.89)%	(14.42)%	15.09%	8.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$522,449	$563,551	$817,302	$1,126,093	$1,107,962

Average net assets (in thousands)	$565,220	$533,614	$967,371	$1,155,527	$1,163,337

Ratios to average net assets:[3]
Net investment income	0.03%	0.52%	0.26%	0.26%	0.18%
Total expenses	1.76%[4]	1.80%[4]	1.66%[4]	1.64%[4]	1.67%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.79%	1.66%	1.64%	1.67%

Portfolio turnover rate	53%	120%	120%	104%	84%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2010	1.76%
Year Ended August 31, 2009	1.80%
Year Ended August 31, 2008	1.66%
Year Ended August 31, 2007	1.64%
See accompanying Notes to Financial Statements.

28 | OPPENHEIMER MAIN STREET FUND

Class N Year Ended August 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$25.80	$31.73	$42.59	$38.59	$35.71

Income (loss) from investment operations:
Net investment income[1]	.14	.23	.26	.30	.24
Net realized and unrealized gain (loss)	1.02	(5.88)	(5.54)	5.57	2.92

Total from investment operations	1.16	(5.65)	(5.28)	5.87	3.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.28)	(.35)	(.28)	(.28)
Distributions from net realized gain	—	—	(5.23)	(1.59)	—

Total dividends and/or distributions to shareholders	(.19)	(.28)	(5.58)	(1.87)	(.28)

Net asset value, end of period	$26.77	$25.80	$31.73	$42.59	$38.59

Total Return, at Net Asset Value[2]	4.48%	(17.51)%	(13.99)%	15.59%	8.87%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106,628	$117,889	$176,119	$238,068	$207,339

Average net assets (in thousands)	$119,175	$111,693	$208,400	$232,421	$194,639

Ratios to average net assets:[3]
Net investment income	0.50%	1.01%	0.74%	0.73%	0.63%
Total expenses	1.28%[4]	1.33%[4]	1.17%[4]	1.17%[4]	1.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.28%	1.30%	1.17%	1.17%	1.22%

Portfolio turnover rate	53%	120%	120%	104%	84%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2010	1.28%
Year Ended August 31, 2009	1.33%
Year Ended August 31, 2008	1.17%
Year Ended August 31, 2007	1.17%
See accompanying Notes to Financial Statements.

29 | OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended August 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$26.27	$32.44	$43.45	$39.33	$36.38

Income (loss) from investment operations:
Net investment income[1]	.37	.42	.52	.60	.52
Net realized and unrealized gain (loss)	1.03	(6.07)	(5.65)	5.67	2.96

Total from investment operations	1.40	(5.65)	(5.13)	6.27	3.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.40)	(.52)	(.65)	(.56)	(.53)
Distributions from net realized gain	—	—	(5.23)	(1.59)	—

Total dividends and/or distributions to shareholders	(.40)	(.52)	(5.88)	(2.15)	(.53)

Net asset value, end of period	$27.27	$26.27	$32.44	$43.45	$39.33

Total Return, at Net Asset Value[2]	5.27%	(16.82)%	(13.40)%	16.40%	9.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$98,434	$474,142	$737,172	$926,217	$668,823

Average net assets (in thousands)	$436,261	$417,293	$827,919	$844,472	$594,018

Ratios to average net assets:[3]
Net investment income	1.30%	1.79%	1.42%	1.42%	1.38%
Total expenses	0.49%[4]	0.49%[4]	0.49%[4]	0.48%[4]	0.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.49%	0.49%	0.49%	0.48%	0.49%

Portfolio turnover rate	53%	120%	120%	104%	84%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2010	0.49%
Year Ended August 31, 2009	0.49%
Year Ended August 31, 2008	0.49%
Year Ended August 31, 2007	0.48%
See accompanying Notes to Financial Statements.

30 | OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Main Street Fund (the “Fund”) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s

31 | OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market

32 | OPPENHEIMER MAIN STREET FUND

Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

33 | OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5]	Tax Purposes

$17,471,517	$—	$1,528,116,580	$457,454,927

1.	As of August 31, 2010, the Fund had $1,528,116,580 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2010, details of the capital loss carryforwards were as follows:

Expiring

2011	$158,742
2016	74,319
2017	592,039,213
2018	935,844,306

Total	$1,528,116,580

Of these losses, $2,116,774 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $1,141,357 per year.

2.	During the fiscal year ended August 31, 2010, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended August 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their

34 | OPPENHEIMER MAIN STREET FUND

ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for August 31, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Increase	Increase to
	to Accumulated	Accumulated Net
Increase to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments

$2,236,397	$26,888	$2,263,285
The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 was as follows:

	Year Ended	Year Ended
	August 31, 2010	August 31, 2009

Distributions paid from:
Ordinary income	$49,644,220	$81,098,686
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$4,586,336,239

Gross unrealized appreciation	$662,844,812
Gross unrealized depreciation	(205,389,885)

Net unrealized appreciation	$457,454,927

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

35 | OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

36 | OPPENHEIMER MAIN STREET FUND

2. Shares of Capital Stock
The Fund has authorized 840 million shares of $0.01 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	9,661,358	$269,667,851	15,505,207	$349,603,688
Dividends and/or distributions reinvested	1,325,746	37,226,964	3,178,204	61,184,790
Acquisition—Note 6	583,720	15,795,468	—	—
Redeemed	(27,738,843)	(776,402,827)	(41,566,908)	(940,171,912)

Net decrease	(16,168,019)	$(453,712,544)	(22,883,497)	$(529,383,434)

Class B
Sold	1,624,572	$44,327,673	2,607,290	$56,964,370
Dividends and/or distributions reinvested	20,901	572,985	102,782	1,929,457
Acquisition—Note 6	1,145,353	30,076,977	—	—
Redeemed	(6,211,545)	(168,365,173)	(9,432,498)	(210,452,751)

Net decrease	(3,420,719)	$(93,387,538)	(6,722,426)	$(151,558,924)

Class C
Sold	1,330,701	$36,094,146	2,096,514	$45,609,264
Dividends and/or distributions reinvested	52,449	1,428,197	153,166	2,862,296
Acquisition—Note 6	330,946	8,637,696	—	—
Redeemed	(4,078,581)	(110,220,125)	(6,316,896)	(137,733,821)

Net decrease	(2,364,485)	$(64,060,086)	(4,067,216)	$(89,262,261)

Class N
Sold	718,274	$19,883,784	1,250,253	$28,139,056
Dividends and/or distributions reinvested	29,804	826,171	71,785	1,365,354
Acquisition—Note 6	12,671	337,806	—	—
Redeemed	(1,347,132)	(37,033,790)	(2,303,776)	(53,582,107)

Net decrease	(586,383)	$(15,986,029)	(981,738)	$(24,077,697)

Class Y
Sold	6,508,070	$183,496,054	4,921,505	$120,587,142
Dividends and/or distributions reinvested	255,157	7,164,816	462,325	8,895,139
Redeemed	(21,204,302)	(585,081,218)	(10,056,542)	(267,384,583)

Net decrease	(14,441,075)	$(394,420,348)	(4,672,712)	$(137,902,302)

37 | OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended August 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$2,986,178,462	$4,042,561,442
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.65%
Next $150 million	0.60
Next $150 million	0.55
Over $500 million	0.45
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2010, the Fund paid $15,497,954 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate

38 | OPPENHEIMER MAIN STREET FUND

the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2010 were as follows:

Class B	$12,207,775
Class C	44,536,777
Class N	4,518,731
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

August 31, 2010	$819,062	$1,733	$768,765	$24,208	$527
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended August 31, 2010, the Manager waived fees and/or reimbursed the Fund $52,035 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended August 31, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$670,866
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

39 | OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
     As of August 31, 2010, the Fund had no securities on loan.
6. Acquisition of Oppenheimer Principal Protected Main Street Fund
On August 26, 2010 the Fund acquired all of the net assets of Oppenheimer Principal Protected Main Street Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Principal Protected Main Street Fund shareholders on August 20, 2010. The exchange qualified as a tax-free reorganization for federal income tax purposes.
Details of the merger are shown in the following table:

	Exchange Ratio
	to One Share of the
	Oppenheimer Principal	Shares of Beneficial	Value of Issued	Combined
	Protected Main	Interest Issued by	Shares of Beneficial	Net Assets on
	Street Fund	the Fund	Interest	August 26, 2010[1]

Class A	0.285117	583,720	$15,795,468	$3,955,416,271
Class B	0.288224	1,145,353	$30,076,977	$354,739,043
Class C	0.290754	330,946	$8,637,696	$521,809,963
Class N	0.290364	12,671	$337,806	$106,768,271

1.	Includes the unused capital loss carryforward of $975,417, potential utilization subject to tax limitations.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of

40 | OPPENHEIMER MAIN STREET FUND

purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.

41 | OPPENHEIMER MAIN STREET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Oppenheimer Main Street Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Fund, a series of the Oppenheimer Main Street Fund, Inc., including the statement of investments, as of August 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Main Street Fund for the years ended prior to September 1, 2008 were audited by other auditors whose report dated October 13, 2008 expressed an unqualified opinion on those financial highlights.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Fund as of August 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
October 20, 2010

42 | OPPENHEIMER MAIN STREET FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2010 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 31, 2010 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $103,739,204 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 31, 2010, the maximum amount allowable but not less than $949,081 or 1.91% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

43 | OPPENHEIMER MAIN STREET FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

44 | OPPENHEIMER MAIN STREET FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Manind Govil and Benjamin Ram, the portfolio managers for the Fund since May 19, 2009, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load large-cap core funds. The Board considered that the Fund outperformed its performance universe median during the one-year period, although it underperformed its performance universe median during the three-, five-, and ten-year periods. The Board noted the change to the Fund’s portfolio management team on May 19, 2009. The Board also noted the Fund’s recent improved performance, which had ranked in the 2nd quintile of the Fund’s performance universe during the year-to-date ended April 30, 2010.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load large-cap core funds with comparable asset levels and distribution features. The Board considered that the Fund’s actual management fees and total expenses were lower than their expense group medians.

45 | OPPENHEIMER MAIN STREET FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement through August 31, 2011. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.

46 | OPPENHEIMER MAIN STREET FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

47 | OPPENHEIMER MAIN STREET FUND

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors (since 2003), Director (since 2001) Age: 73	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Director (since 1998) Age: 73	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Director (since 2001) Age: 71	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Director (since 1990) Age: 68	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”)

48 | OPPENHEIMER MAIN STREET FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Jon S. Fossel, Continued	(parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Director (since 1996) Age: 69	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Director (since 2002) Age: 63	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991- April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Director (since 2002) Age: 65	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Director (since 2001) Age: 68	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series

49 | OPPENHEIMER MAIN STREET FUND

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

F. William Marshall, Jr., Continued	Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED DIRECTOR AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an interested Director due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Director, President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. Oversees 65 portfolios as a Trustee/Director and 96 portfolios as an Officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

50 | OPPENHEIMER MAIN STREET FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Govil, Ram, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Manind Govil Vice President and Portfolio Manager (since 2009) Age: 41	Senior Vice President, Main Street Team Leader and a portfolio manager of the Manager (since May 2009); a CFA. Prior to joining the Manager, managed the RS Largecap Alpha fund (August 2005-March 2009) first with Guardian Life Insurance Company of America then with RS Investment Management Co. LLC, subsequent to their merger; head of equity investments at The Guardian Life Insurance Company of America (August 2005-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC; lead portfolio manager — large cap blend/core equity, co-head of equities and head of equity research (2001-July 2005); lead portfolio manager — core equity (April 1996-July 2005), at Mercantile Capital Advisers, Inc. A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Benjamin Ram Vice President and Portfolio Manager (since 2009) Age: 38	Vice President of the Manager (since May 2009). Prior to joining the Manager, a sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (January 2006-May 2009) first with Guardian Life Insurance Company of America then with RS Investment Management Co. LLC, subsequent to their merger; a financials analyst (2003-2005) and co-portfolio manager (2005-2006) at Mercantile Capital Advisers, Inc; a bank analyst at Legg Mason Securities (2000-2003); a senior financial analyst at the CitiFinancial division of Citigroup, Inc. (1997-2000). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

51 | OPPENHEIMER MAIN STREET FUND

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Zack, Vice President and Secretary (since 2001) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.

52 | OPPENHEIMER MAIN STREET FUND

OPPENHEIMER MAIN STREET FUND®
A Series of Oppenheimer Main Street Funds, Inc.

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates llp
©2010 OppenheimerFunds, Inc. All rights reserved.

53 | OPPENHEIMER MAIN STREET FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

54 | OPPENHEIMER MAIN STREET FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the
Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.

55 | OPPENHEIMER MAIN STREET FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Directors of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $30,200 in fiscal 2010 and $30,200 in fiscal 2009.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed$7,250 in fiscal 2010 and no such fees in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed $335,900 in fiscal 2010 and $211,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, review of N-14, audit of capital accumulation plan and professional services for FIN 48 and FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $10,299 in fiscal 2010 and $7,426 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%
(f)	Not applicable as less than 50%.
(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $346,199 in fiscal 2010 and $218,966 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.
(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.

b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority,

upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Main Street Funds, Inc.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	10/11/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	10/11/2010

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date:	10/11/2010